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                                                                   Exhibit 10.18


                               AMENDMENT NO. 1 TO
                          SECURITIES PURCHASE AGREEMENT



                  This Amendment No. 1 to the Securities Purchase Agreement (the "AMENDMENT") is dated as of December 20, 2001 by and among American Residential Investment Trust, Inc., a Maryland corporation (the "COMPANY"), Home Asset Management Corp., a Delaware corporation (the "MANAGER"), MDC REIT Holdings, L.L.C., a Delaware limited liability company ("HOLDINGS"), TCW/Crescent Mezzanine Partners, L.P., TCW/Crescent Mezzanine Trust, TCW/Crescent Mezzanine Investment Partners, L.P., Crescent/Mach I Partners, L.P. and TCW Shared Opportunity Fund II, L.P. (collective, the "TCW ENTITIES"). The Company, the Manager, Holdings and the TCW Entities are collectively referred to herein as the "Parties".

                                    RECITALS

                  WHEREAS, the Company and the Manager have previously entered into that certain Management Agreement, dated as of February 11, 1997, and amended as of August 1997, in connection with the initial funding of the Company (as amended, the "MANAGEMENT AGREEMENT").

                  WHEREAS, the Company and the Manager desire to terminate the Management Agreement pursuant to the Termination and Release Agreement, dated of even dated herewith by and among the Parties (the "TERMINATION AND RELEASE AGREEMENT").

                  WHEREAS, in order to induce the Company to enter into the Termination and Release Agreement, and as a condition to closing the transactions contemplated by the Termination and Release Agreement, the Parties have agreed to amend the Securities Purchase Agreement, dated as of February 11, 1997, by and among the Parties (the "ORIGINAL SECURITIES PURCHASE AGREEMENT") to remove the Company as a party to the Original Securities Purchase Agreement.

                  WHEREAS, the TCW Entities will be the indirect beneficiaries of the purchase price paid by the Company to the Mananger (the "PURCHASE PRICE") pursuant to the covenant in the Termination and Release Agreement obligating the Manager to apply the Purchase Price as partial payment of the 12% Senior Secured Notes due February 11, 2002 that the Mananger issued to the TCW Entities pursuant to the Original Securities Purchase Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual representations, warranties, undertakings and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:


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         1.       DEFINITIONS: REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Original Securities
Purchase Agreement shall have the meaning assigned to such term in the Original Securities Purchase Agreement. Each reference to "hereof," "hereunder," herein" and "hereby" and other similar reference contained in the Original Securities Purchase Agreement shall from and after the date of this Amendment refer to the Original Securities Purchase Agreement as amended hereby.

         2. EFFECTIVENESS OF AMENDMENTS. Upon the closing of the transactions contemplated by the Termination and Release Agreement, this Amendment shall become effective and the Original Securities Purchase Agreement shall be amended as provided herein as of such date.

         3. REMOVAL AS A PARTY. The Company is hereby removed as a party to the Original Securities Purchase Agreement and is no longer subject to any covenants, restrictions or obligations pursuant to the Original Securities Purchase Agreement, including, but not limited to:

                  Section 5.4(a)          Limitation on Restricted Payments;

                  Section 5.5             Limitation on Incurrence of Additional
                                          Indebtedness and Issuance of
                                          Disqualified Stock;
                  Section 5.6             Limitation on Transactions with
                                          Affiliates;
                  Section 5.9(c)          Limitation on Capital Expenditures;
                  Section 5.10            Limitation on Dividend and Other
                                          Payment Restrictions Affecting
                                          Subsidiaries;
                  Section 5.17            Limitation on REIT's Business and Tax
                                          Status;
                  Section 5.35            REIT Leverage Ratio and Indebtedness
                                          of REIT; and
                  Section 5.37(a)/(c)     Investment, Hedging and Leverage
                                          Policy.

         4. EFFECTIVENESS OF THE AGREEMENT. Except as amended hereby, the Original Securities Purchase Agreement shall continue in full force and effect.

         5. INCORPORATION OF TERMS. This Amendment shall be governed by and construed in accordance with Section 8 of the Original Securities Purchase Agreement.

                                      * * *


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                  IN WITNESS WHEREOF, the parties have executed this Amendment
No. 1 to the Securities Purchase Agreement as of the date first set forth above.

                                AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.


                                By: /s/ John M. Robbins, Jr.
                                   ---------------------------------------------
                                     John M. Robbins, Jr.
                                     Chairman of the Board and
                                     Chief Executive Officer


                                HOME ASSET MANAGEMENT CORP.


                                By: /s/ George E. McCown
                                   ---------------------------------------------
                                   George E. McCown
                                   President


                                MDC REIT HOLDINGS, LLC

                                By:    Home Asset Management Corp.
                                Its:   Managing Member


                                By: /s/ George E. McCown
                                   ---------------------------------------------
                                   George E. McCown
                                   President


                                TCW/CRESCENT MEZZANINE PARTNERS, L.P.
                                TCW/CRESCENT MEZZANINE TRUST
                                TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P.

                                By:    TCW/CRESCENT MEZZANINE, L.L.C.
                                Its:   Investment Manager


                                By: /s/ John C. Rocchio
                                   ---------------------------------------------
                                   Name:  John C. Rocchio
                                   Title: Managing Director


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                                CRESCENT/MACH I PARTNERS, L.P.

                                By:    TCW ASSET MANAGEMENT COMPANY,
                                Its:   Investment Advisor


                                By:  /s/ John C. Rocchio
                                   ---------------------------------------------
                                   Name:  John C. Rocchio
                                   Title: Managing Director


                                By:  /s/ Darryl L. Schall
                                   ---------------------------------------------
                                   Name:  Darryl L. Schall
                                   Title: Managing Director


                                 TCW SHARED OPPORTUNITY FUND II, L.P.

                                 By:    TCW INVESTMENT MANAGEMENT COMPANY,
                                 Its:   Investment Manager


                                 By:  /s/ John C. Rocchio
                                    --------------------------------------------
                                    Name:  John C. Rocchio
                                    Title: Managing Director


                                 By:  /s/ Darryl L. Schall
                                    --------------------------------------------
                                    Name:  Darryl L. Schall
                                    Title: Managing Director


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